CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Current Assets:
Allowance for credit losses	$ 34,293	$ 43,233	$ 19,280
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	1,000,000	1,000,000	1,000,000
Common stock, shares issued	1,015	1,015	1,015
Common stock, shares outstanding	1,015	1,015	1,015